Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update February 2016

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2016 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, Walker, Brenner® and Beall® are marks owned by Wabash National, L. P. Transcraft® and Benson® are marks owned by Transcraft Corporation.

3 2007 2015 ▪ Gross Margin 8.3% 15.0% ▪ Operating Margin 2.4% 8.9% ▪ Earnings up 187% since 2007 ($0.52/sh. to $1.49/sh.) ▪ Strong free cash flow with > 100% cash conversion ▪ TTM ROIC 19.5% ▪ $348M of liquidity or 17% of revenue ▪ 0.6x net leverage ▪ Significant capacity to fund future g rowth W ABASH N ATIONAL – C ASE FOR I NVESTMENT New Markets. New Innovation. New Growth. Disciplined Balance Sheet Management Margin Expansion Strong Earnings, Cash Generation & ROIC Balanced Capital Allocation ▪ $ 60M of shares repurchased in 2015 and $100M approved for additional repurchases in 2016 and 2017 ▪ $ 25 – $ 30M of CapEx planned for 2016 ▪ $64M committed for debt reduction in 2015 and 2016

4 S TRATEGIC S EGMENTS Wabash National Corporation Commercial Trailer Products 2015 Sales: $ 1.5B • Dry & Refrigerated Vans • Platform Trailers • Dry & Refrigerated Truck Bodies • Fleet Used Trailers Diversified Products 2015 Sales: $428M • Tank Trailers • Truck - Mounted Tanks • Aircraft Refueling Equipment • Composite Panels & Products • Aseptic Containment Systems • Dairy, Food and Beverage Equipment New Markets. New Innovation. New Growth. Retail 2015 Sales: $ 167M • 15 Retail Locations in U.S. • New & Used Trailer Sales • Parts & Service Segment Revenue is prior to the elimination of intersegment sales.

5 2015 S EGMENT R EVENUE AND P RODUCT M IX New Markets. New Innovation. New Growth. 2015 Consolidated Revenue: $2.0B

6 L EADING M ARKET P OSITIONS DPG End Markets CTP End Markets DPG Market Positions #1 All liquid transportation systems in North America #1 Stainless steel liquid tank trailers in North America (chemical and food markets) #1 Aircraft refuelers worldwide* #1 Isolators and downflow booths worldwide * #2 Stationary silos in the U.S. * * Based on industry estimates Note: All information based on 2015 revenues Sources for market positions: TTMA, ACT, Polk, Trailer Body Builders 2014 CTP Market Positions #1 Dry van trailers in North America #3 Refrigerated van trailers in North America #2 Platform trailers in North America* New Markets. New Innovation. New Growth. Food, Dairy, Beverage 29% Chemical 28% General Freight 12% Aviation 7% Pharmaceutical 6% Refined Fuel 6% O&G 5% Aerodynamic Devices 4% Other 3%

7 2007 Higher Growth and Margin Profile, Less Cyclicality 2015 D IVERSIFICATION E FFORTS D RIVING R ESULTS Revenue Manufacturing Retail 14% 86% 20% Commercial Trailer Products Diversified Products Retail 72% 8% Operating Income Manufacturing Retail Diversified Products Commercial Trailer Products 23% 2% 75% Gross Margin 0% 5% 10% 15% 20% 25% 12.4% 23.1% 11.9% 15.0% CTP Retail Consol. DPG 0% 5% 10% 15% 20% 25% 8.7% 6.3% 8.3% Mfg Retail Consol. $1.1B $2.0B $92M $303M 100% $26M $180M Growth > 80% > 229% > 592%

8 L ONG - T ERM G ROWTH D RIVERS ▪ Pricing discipline ▪ Operational efficiency / lean manufacturing ▪ Supply chain optimization Margin Expansion ▪ New end markets and geographies ▪ Product innovations / portfolio expansion ▪ Aftermarket p arts and s ervice capabilities Organic Growth ▪ Proven ability to acquire and integrate ▪ Enhance business stability and reduce cyclicality ▪ Operational synergies ▪ Strategic but selective Mergers & Acquisitions New Markets. New Innovation. New Growth.

9 S TRATEGIC G ROWTH I NITIATIVES New Markets. New Innovation. New Growth. Urbanization, Final Mile & Home Delivery Energy and Chemical Production, Storage & Transportation Expansion of Cold Chain/Food Equipment Increased Regulation (GHG, ELDs, Food Safety) • Advanced lightweight materials • Full suite of aero products • Aftermarket parts growth • Mobile service • Low cost energy supports chemical production • $158B* of committed chemical production investment • Market share growth in aluminum products • New and existing designs • New and existing customers • New patent - pending technology • International expansion *Investment announced since 2010 per the American Chemical Council with 34% already completed

Strategic Growth Initiatives – Truck Body

Truck Body Market

- Dry Truck Body market estimated to be in excess of 50,000 units annually
- Refrigerated Truck Body market estimated to be in excess of 10,000 units annually
- 5-year objective is to have Truck Body business grow to greater than $100M revenue

Final Mile Series Dry Truck Body



- Utilizes industry-leading DuraPlate® panels
- Robust heavy-duty design
- Widely available parts
- ~150 presently in service; sold into existing fleet customers for 2 years
- Available with weight-saving floor using molded structural composite technology
- Applicable to Class 5-8 chassis

Cold Chain Series Refrigerated Truck Body



- Utilizes existing sheet & post trailer design technology

  or
- Available with molded structural composite thermal technology:
  - 20% lighter
  - 25% improved thermal performance
  - Up to 2x improvement in puncture resistance
- Heavy-duty design
- Leverages existing manufacturing footprint
- Applicable to Class 5-8 chassis

New Markets. New Innovation. New Growth.

10

WABASH NATIONAL CORPORATION Market Conditions & Outlook

12 T RANSPORTATION S ECTOR O UTLOOK Strong demand above replacement levels ▪ Truck Tonnage at or near record levels ▪ Truck Loadings continue to rise ▪ Trucking Conditions outlook remains strong Freight and Trucking Conditions Favorable Trucking Indicators

13 ACT Forecast by Segment 2014 2015 2016 2017 2018 2019 2020 Dry Van 155,909 180,170 167,500 142,000 138,000 145,800 152,000 Refrigerated 38,616 46,483 42,000 37,500 38,000 40,000 43,000 Platform 25,749 30,730 24,500 27,500 26,000 23,000 24,000 Liquid Tanks 8,656 7,499 7,100 6,700 6,800 7,200 7,300 Dry Bulk Tanks 3,227 2,922 1,450 1,800 2,100 2,100 2,050 Other 36,589 39,354 36,800 39,200 39,200 37,900 37,700 Total 268,746 307,158 279,350 254,700 250,100 256,000 266,050 T RAILER S ECTOR O UTLOOK Strong demand above replacement levels Strong Demand Projected Throughout Forecast Period ▪ Strong demand above replacement levels forecast for next 5 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand Trailer Forecasts

14 T RAILER D EMAND D RIVERS Strong demand above replacement levels Fleet Dynamics and Regulations Driving Trailer D emand Fleet Equipment Dynamics ▪ 3 + years of significant underbuy (2008 – 2010) ▪ Trailer age expected to return to 2007 level in 2017 ▪ Trailer population expected to return to 2007 level in 2018 ▪ Improved access to financing ▪ Hours of Service (HOS) ▪ Compliance, Safety, Accountability (CSA ) ▪ California Air Resources Board (CARB) ▪ ELDs, speed limiters and others Regulatory

15 T RAILER D EMAND D RIVERS Fleet Profitability is Rising ▪ Active truck utilization expected to rise due to regulatory impact ▪ Truckload rates anticipated to increase with capacity utilization ▪ Fleet profitability near record levels Carrier Operating Environment

16 C OMMERCIAL T RAILER P RODUCTS T RUCKING T O R EMAIN D OMINANT T RANSPORTATION M ODE Long - Term Outlook for Trucking Positive Overall Freight Trends • Total tonnage projected to increase from 14.5B tons in 2014 to 19.2B tons in 2026 • Total freight revenue projected to increase from $872B in 2014 to $ 1,522B in 2026 Trucking Freight Trends • Truck mode share of total freight tonnage projected to decline slightly from 68.8% in 2014 (10.0 B tons) to 64.6% (12.4B tons) in 2026 as pipelines benefit from energy sector boom • Estimated Freight Increase ’15 ’17 - ’21 ’22 - ’26 Truckload (TL) 2.9%/yr 2.1%/yr 1.2%/yr Less - than - truckload ( LTL) 4.4%/yr 3.3%/yr 2.5%/yr Source: ATA

17 I NDUSTRY - W IDE T RAILER O RDER - TO - S HIPMENT C YCLE Order - to - Shipment Cycle Trends Show Distinct Seasonality Reflects Order - to - Shipment Cycles: 2010 - 2015 Source: ACT

SEGMENT OUTLOOK: DIVERSIFIED PRODUCTS

- Projected growth in Truck Body market drives DuraPlate® panel sales growth
- CARB compliance requirements continue to drive demand for aerodynamic products
- Housing starts support potential moving and storage growth and need for portable storage containers



Cl. 3-8 Truck Sales Forecast, N. America
(IHS Global Insight)
1,000
900
800
700
600
500
400
300
200
100
0
2012
2013
2014
2015
2016
2017
2018
2019



Large Fleet CARB Compliance Schedule
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016

CARB expects 1.5 million trailers to be affected by its Tractor-Trailer Greenhouse Gas regulation. This scenario assumes all trailers becoming SmartWay certified according to Option 1 compliance schedule.



Housing Starts (CB)
1,600
1,400
1,200
1,000
800
600
400
200
0
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
2009
2010
2011
2012
2013
2014
2015
Housing Starts [Thousands, Seas. Adj. AR]
Y/Y % Change

18

19 S EGMENT O UTLOOK : D IVERSIFIED P RODUCTS ▪ Growing milk production supports demand for dairy silos, mixers and food - grade tank trailers ▪ Pharmaceutical R&D is expected to increase through 2018 ▪ Lower cost access to natural gas driving increased capital spending and output in the domestic chemical industry

20 S EGMENT O UTLOOK : D IVERSIFIED P RODUCTS ▪ World air passenger traffic is projected to steadily increase over the next 20 years ▪ World air cargo traffic is projected to more than double over the next 20 years RTK: Revenue Ton Kilometers (a single ton of goods that is transported for one kilometer) Source : Boeing, World Air Cargo Forecast 2014 - 2015

WABASH NATIONAL CORPORATION Long - Term Objectives

22 V ALUE P ROPOSITION New Markets. New Innovation. New Growth. Superior Product ▪ Leading producer of semi - trailers and liquid transportation systems for 15 of the past 22 years* ▪ Long history of innovation with over 200 patents ▪ Customer - focused solutions ▪ Products that revolutionize the trucking industry ▪ Designing for safety, efficiency and performance ▪ Lower total cost of ownership Operational Excellence ▪ Lean manufacturing expertise for more than 13 years ▪ Focus on continuous improvement ▪ Manufacturing optimization/velocity Customer Relationships ▪ Best - in - class quality and durability ▪ Proven reliability ▪ Dependable service and delivery ▪ Personal sales and service support ▪ Serve nearly half of the top 50 U.S. fleets Investment Thesis Strong Brands ▪ Blue Chip Customer Base Industry Leadership ▪ #1 in total trailer production ▪ #1 in dry van production ▪ #1 in tank trailer production Growth & Diversification ▪ Less risk of cyclicality ▪ More balanced across segments ▪ Leveraging synergies between businesses ▪ Diverse and expanded customer profile ▪ Margins expanding Solid Long - Term Forecast ▪ Trailer demand cycle remains strong Financial Discipline ▪ Record revenue, gross profit, operating income and operating EBITDA in 2015 ▪ Good stewards of capital ▪ Strong cash flow and liquidity ▪ Strong balance sheet * Source: Trailer Body Builders Magazine

23 2013 I NVESTOR D AY S TATED G OALS 2012 2013 2014 2015 Stated Goals (3) Revenue $1.5B $1.6B $1.9B $2.0B > $ 2.0B Diversified Products Revenue (1) $321M (2) $459M (2) $466M (2) $428M > $600M Consolidated Gross Margins 11.2% 13.2% 12.5% 15.0% > 13% CTP Gross Margins 7.1% 7.8% 8.1% 12.4% > 10% Operating EBITDA Margins 8.1% 9.2% 9.1% 11.3% > 10% Net Leverage 3.1x 1.9x 1.2x 0.6x < 2.0x Executing Against Our Strategic Plan x x x x x Notes: (1) Diversified Products segment revenues prior to eliminations (2) Adjusted for segment restructuring effective 2/27/15 (3) As established in May 2013

24 2020 G OALS 2014 2015 Consolidated Revenue $1.9B $2.0B Consolidated Operating Margin 6.6% 8.9% EPS Growth $0.89 $1.49 ROIC (1) 12.5% 19.5% Notes: (1) ROIC = Net Operating Profit After Tax/Invested Capital Promises Delivered – Accelerating Diversification Strategy 2020 Goals > $3.0B > 10% > 20% > $2.50

WABASH NATIONAL CORPORATION Financial Overview

26 $338 $640 $1,187 $1,462 $1,636 $1,863 $2,027 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 12/09 12/10 12/11 12/12 12/13 12/14 12/15 ($ millions) F INANCIAL P ERFORMANCE Trailing Twelve Month (TTM) Revenue FY 2015 Set New Records Across Multiple Metrics ($ millions) Significantly improved financial results: ▪ TTM revenue exceeds $2.0B, up approximately $1.7B since year end 2009 ▪ TTM Operating Income increases $ 246M since year end 2009 ▪ WNC Gross Margin levels reach 15% on TTM basis ▪ 2015 Financial Results – record performance in Revenue, Gross Profit, Gross Margin and Operating Income TTM Operating Income and Gross Margin

27 F INANCIAL P ERFORMANCE TTM Operating EBITDA at $230M and Net Leverage of 0.6x Net Leverage Ratio Improved top - line and margins lead to: ▪ Record FY Operating EBITDA and year end liquidity in 2015 ▪ Cash generation leading to lower net debt leverage ($43) $5 $39 $119 $150 $169 $230 ($100) ($50) $0 $50 $100 $150 $200 $250 12/09 12/10 12/11 12/12 12/13 12/14 12/15 ($millions) (1) See Appendix for reconciliation of non - GAAP financial information TTM Operating EBITDA (1) Liquidity (2) (2) Defined as cash on hand plus available borrowing capacity on our revolving credit facility

28 • $60M shares repurchased in 2015 • $100M approved for repurchase in 2016 - 2017 • $380M of acquisitions with Walker and Beall • Debt Profile: >$125M of debt reduction over past 3 years • $38M committed in 2016 • Total Capital Expenditures: Approx. $74M Organic Growth Investment/ CapEX Debt Reduction Strategic Investment/ Acquisitions Liquidity C APITAL A LLOCATION : 2012 – 2015 Shareholder Return of Capital Share Repurchase/ Dividends

29 S TRATEGIC A CQUISITIONS 1. Value - added, engineered products and services, where we can provide value - added customer solutions 2. Operating Margin levels > 10% 3. Strong management teams that are a cultural fit 4. Aligned with core competencies in purchasing, operations, distribution and product development 5. Diversified growth markets ( end markets or geographies) and less cyclical industries » Tank Trailers » Process Systems » Aviation & Truck Equipment Transformative Acquisition Platform Expanding Acquisition » Aluminum 406 » Dry Bulk Tanks 2012 & 2013 Future Investment Criteria Growth Through Acquisition Remains a Strategic Component

30 F INANCIAL P ERFORMANCE – A DJUSTED EPS G ROWTH 2011 – 2015 Adjusted EPS CAGR is 81% a) 2011 Reported Non - GAAP EPS was $0.23 per diluted share Adjusted EPS as shown of $ 0.14 per diluted share has been tax effected @40% as the tax rate for 2011 was impacted by full valuation allowances on our NOLS. Adjustment made to enable comparisons to 2013 - 2015. b) 2012 Reported Non - GAAP EPS $0.95 per diluted share. Adjusted EPS as shown of $0.57 per diluted share has been tax effected @ 40% as WNC did not accrue for income tax expense in 2012. Adjustment made to enable comparisons to 2013 - 2015. ▪ 2015: Fifth straight year of EPS growth ▪ 2011 – 2015 Adjusted EPS CAGR is 81% $0.14 $0.57 $0.70 $0.89 $1.49 22.8% 27.1% 67.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2011ᵃ 2012ᵇ 2013 2014 2015 Tax Impact Adjusted EPS (Left) YoY EPS Growth (Right) $0.95 $0.23

WABASH NATIONAL CORPORATION Appendix

Segment Growth Initiatives

	Innovation/Product Portfolio Growth	Key Strategic Initiatives

 **CTP**	▪ Bonded Technology
	  ▪ DuraPlate® Nose
	  ▪ Roof and Sidewall
	▪ Advanced Materials and High Strength Steel
	▪ Refrigerated Truck Bodies
	▪ Dry Truck Bodies
		▪ First Mile/Last Mile Focus
		▪ Cold Chain Development
		▪ Weight Reduction and Corrosion Resistance Through Advanced Materials
		▪ Indirect Channel Development
		▪ Transportation Related Aftermarket Parts
		▪ International Market Development

 **DPG**	▪ Lean Duplex Steel ▪ FRP Tank Trailers ▪ Mobile Clean Rooms ▪ Aerodynamic Solutions Portfolio ▪ Mobile Shelters/Portable Storage Units ▪ Freight Decking Systems ▪ LTL TruckBox	▪ Aluminum Trailer Growth Nationally ▪ Semiconductor Market Opportunities ▪ Commercial Cargo Trailer Market (towables) ▪ Silo Manufacturing Expansion ▪ Next Generation Composite Panels
 **Retail**	▪ Mobile Service — Roadside ▪ Mobile Service — Customer Terminal ▪ Customer Site Service (asset lite) ▪ Product Offering Expansion — Non-Wabash Equipment	▪ Tank Trailer Parts and Service Expansion ▪ Targeted N. American Expansion ▪ Local Market Competitiveness ▪ Expand Customer Site Service Offering

New Markets. New Innovation. New Growth.

32

33 Best - in - Class , Technologically Innovative Products Financial Performance ▪ 2015 New Trailer Shipments: 61,350 ▪ Comprehensive portfolio: dry vans, refrigerated vans, platform trailers, truck bodies ▪ Leading brands and long - standing customer relationships ▪ Industry leader in van and platform trailer manufacturing ▪ Mature practitioner of lean manufacturing methodology ▪ Long history of innovative solutions for customers S EGMENT P ROFILE : C OMMERCIAL T RAILER P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales. Key Brands & Models

34 CTP O RGANIC G ROWTH I NITIATIVES New Markets. New Innovation. New Growth. 2016 2017 2018 2019 2020 ▪ Aftermarket Parts Distribution ▪ LTL Growth, Double Drops ▪ Reefer Truck Body ▪ Indirect Channel Growth ▪ Dry Truck Body ▪ 33’ Stretch ▪ Advanced Materials

35 L ONG - T ERM G ROWTH D RIVERS New Markets. New Innovation. New Growth. ▪ Align to serve “Final Mile” needs for today and beyond ▪ Configure manufacturing for efficiency and capability ▪ Align supply chain for further optimization and new market needs ▪ Capture new c ustomers through new channels Position for the Future ▪ Indirect channel growth and development ▪ Aftermarket parts manufacturing ▪ Trailer and adjacent markets Organic Growth ▪ Bringing the next wave of change in advanced materials ▪ Redefine the design and manufacture of equipment through industry - leading bonding and assembly methods Leading Through Innovation

36 Diverse Products and End Markets Financial Performance Key Brands ▪ Divisions: Tank Trailers, Aviation & Truck Equipment, Process Systems, and Composites ▪ Diverse portfolio of products serving a variety of customers and attractive end markets ▪ Leading brands and long - standing relationships with blue - chip customer base ▪ Higher growth and higher margin businesses ▪ Stable, strong cash flow profile S EGMENT P ROFILE : D IVERSIFIED P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales.

37 O RGANIZATIONAL S TRUCTURE AND BRANDS Composites Tank Trailers Aviation & Truck Equip. Process Systems Wabash National Corporation Commercial Trailer Products Diversified Products Retail Strategically Focused & Rationalized Brands

DPG – Business Profiles

Diversified Products Group

Tank Trailers



55% of Total

- Chemical
- Sanitary
- Refined Fuel
- Crude Oil
- Corrosive Materials
- Asphalt
- Agriculture
- Dry Bulk
- Used Trailers
- Parts

Aviation & Truck Equip.



11% of Total

- Aircraft Refuelers
- Hydrant Servicers
- Hydrant Carts
- Above Ground Storage Systems
- Refined Fuel Trucks
- Vacuum Trucks
- Propane Trucks
- Refurbished Equip.
- Parts & Service

Process Systems



18% of Total

- Silos
- Stationary Tanks
- Processors & Mixers
- Isolators
- Downflow Booths
- Mobile Clean Rooms
- Tank Heads
- Custom Equipment
- Field Service
- Parts

Composites



16% of Total

- Composite Panels
- Aerodynamic Devices
- Portable Storage Containers
- Custom Solutions
- Parts

Business revenues as a % of DPG total based on 2015 revenue

Strong Platforms for Growth

38

DPG – Product Overview

Tank Trailers



Sanitary Trailer



Dry Bulk Sand Trailer



FRP Corrosives Trailer



Chemical Trailer



Refined Fuel Truck & Pull

Aviation & Truck Equip.


GARSITE

Aircraft Refueler



Above Ground Storage



Hydrant Cart



Refined Fuel Truck



Lift & Hoist Vacuum Truck

Process Systems



Vertical Silos



Mobile Clean Room



Downflow Booth



Isolator



Processor

Composites



Truck Body Panels



AeroSkirt®



Truckbox



Deck Systems



Portable Storage Container

39

DPG Organic Growth Initiatives






2016 2017 2018 2019 2020

- Aluminum Trailer Growth Nationally →
- MCR Product Line Expansion →
- Aerodynamic Products Portfolio Growth →
- LTL Truck Boxes →
- Next Generation Composite Panels →
- Custom Cargo Boxes →
- Mexico Silo Growth →
- Processing Equipment (Food, Dairy, Pharma) →
- Custom Tank Container Solutions →
- Energy Related Products →

New Markets. New Innovation. New Growth.

40

41 Company - Owned Retail Locations Strategic Footprint Providing National Support Financial Performance ▪ Dealership model, selling new and used trailers, aftermarket parts, and maintenance and repair services ▪ Integrated with OEM to deliver best practices and innovation in the aftermarket ▪ Expansion into new markets with mobile service and 3rd party maintenance ▪ Low CapEx and synergistic expansion in higher - margin tank parts and service S EGMENT P ROFILE : R ETAIL Tank Services Segment Revenue and OI are prior to the elimination of intersegment sales.

Retail Growth Initiatives

2016 | 2017 | 2018 | 2019 | 2020







- Leverage Tank & Trailer Combined Footprint →
- Accelerate Tank Parts & Service Sales Growth →
- Build Initial Customer Site Service Footprint →
- Expand Customer Site Service Offering →
- Expand Mobile Service Fleet →

New Markets. New Innovation. New Growth.

42

43 K EY C USTOMERS Large and Diverse Customer Profile Commercial Trailer Products Diversified Products Group

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2009	2010	2011	2012	2013	2014	2015
Net sales	$ 337,840	$ 640,372	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 1,863,315	$ 2,027,489
Cost of sales	360,750	612,289	1,120,524	1,298,031	1,420,563	1,630,681	1,724,046
Gross profit	$ (22,910)	$ 28,083	$ 66,720	$ 163,823	$ 215,123	$ 232,634	$ 303,443
% of sales	-6.8%	4.4%	5.6%	11.2%	13.2%	12.5%	15.0%
General and administrative expenses	29,033	29,876	30,994	44,751	58,666	61,694	73,495
% of sales	8.6%	4.7%	2.6%	3.1%	3.6%	3.3%	3.6%
Selling expenses	11,176	10,669	12,981	23,589	30,597	26,676	27,233
% of sales	3.3%	1.7%	1.1%	1.6%	1.9%	1.4%	1.3%
Amortization of intangibles	2,955	2,955	2,955	10,590	21,786	21,878	21,259
% of sales	0.9%	0.5%	0.2%	0.7%	1.3%	1.2%	1.0%
Other operating expenses	-	-	-	14,409	883	-	1,087
% of sales	0.0%	0.0%	0.0%	1.0%	0.1%	0.0%	0.1%
(Loss) Income from operations	$ (66,074)	$ (15,417)	$ 19,790	$ 70,484	$ 103,191	$ 122,386	$ 180,369
% of sales	-19.6%	-2.4%	1.7%	4.8%	6.3%	6.6%	8.9%
Other income (expense)							
Increase in fair value of warrant	(33,447)	(121,587)	-	-	-	-	-
Interest expense	(4,379)	(4,140)	(4,136)	(21,724)	(26,308)	(22,165)	(19,548)
Other, net	(866)	(667)	(441)	(97)	740	(1,759)	2,490
(Loss) Income before income taxes	$ (104,766)	$ (141,811)	$ 15,213	$ 48,663	$ 77,623	$ 98,462	$ 163,311
Income tax (benefit) expense	(3,001)	(51)	171	(56,968)	31,094	37,532	59,022
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289
Preferred stock dividends and early extinguishment	$ 3,320	$ 25,454	$ -	$ -	$ -	$ -	$ -
Net (loss) income applicable to common stockholders	$ (105,085)	$ (167,214)	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289
Diluted net (loss) income per share	$ (3.48)	$ (3.36)	$ 0.22	$ 1.53	$ 0.67	$ 0.85	$ 1.50

New Markets. New Innovation. New Growth.

WABASH NATIONAL

44

CONSOLIDATED BALANCE SHEET

($ in thousands)	2009	2010	2011	2012	2013	2014	2015
ASSETS							
Current assets							
Cash and cash equivalents	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853
Accounts receivable	17,081	37,853	52,219	96,590	120,358	135,206	152,824
Inventories	51,801	110,850	189,533	189,487	184,173	177,144	166,982
Deferred income taxes	-	-	-	33,194	21,576	16,993	22,431
Prepaid expenses and other	6,877	2,155	2,317	8,239	9,632	10,203	8,417
Total current assets	$ 76,867	$ 172,058	$ 264,045	$ 408,959	$ 449,001	$ 485,659	$ 529,507
Property, plant and equipment	108,802	98,834	96,591	132,146	142,082	142,892	140,438
Deferred income taxes	-	-	-	17,454	1,401	-	1,358
Goodwill	-	-	-	146,444	149,967	149,603	149,718
Intangible assets	25,952	22,863	19,821	171,990	159,181	137,100	114,616
Other assets	12,156	9,079	7,593	12,057	10,613	13,397	14,489
Total assets	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 950,126
LIABILITIES & STOCKHOLDERS' EQUITY							
Current liabilities							
Current portion of long-term debt	$ -	$ -	$ -	$ 3,381	$ 3,245	$ 496	$ 37,611
Current portion of capital lease obligations	337	590	4,007	1,140	1,609	1,458	806
Accounts payable	30,201	71,145	107,985	87,299	112,151	96,213	79,618
Other accrued liabilities	34,583	38,896	59,024	104,873	99,358	88,690	93,042
Warrant	46,673	-	-	-	-	-	-
Total current liabilities	$ 111,794	$ 110,631	$ 171,016	$ 196,693	$ 216,363	$ 186,857	$ 211,077
Long-term debt	28,437	55,000	65,000	416,849	358,890	324,777	275,341
Capital lease obligations	4,469	3,964	814	3,781	6,851	5,796	1,875
Other noncurrent liabilities	3,258	4,214	4,874	1,935	6,528	18,040	20,525
Deferrred income taxes	-	-	-	1,065	1,234	2,349	1,497
Preferred stock	22,334	-	-	-	-	-	-
Stockholders' equity	53,485	129,025	146,346	268,727	322,379	390,832	439,811
Total Liabilities and stockholders' equity	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 950,126

New Markets. New Innovation. New Growth.

WABASH NATIONAL

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46 C ONSOLIDATED C ASH F LOWS New Markets. New Innovation. New Growth. ($ in thousands) 2009 2010 2011 2012 2013 2014 2015 Cash flows from operating activities Net (loss) income (101,765)$ (141,760)$ 15,042$ 105,631$ 46,529$ 60,930$ 104,289$ Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities Depreciation 16,630 13,900 12,636 14,975 16,550 16,951 16,739 Amortization of intangibles 2,955 2,955 2,955 10,590 21,786 21,878 21,259 Net (gain) loss on the sale of assets (55) 431 (9) 203 140 13 (8,299) Loss on debt extinguishment 303 - 668 - 1,889 1,042 5,808 Deferred income taxes - - - (55,292) 30,089 16,573 (7,749) Increase in fair value of warrant 33,447 121,587 - - - - - Stock-based compensation 3,382 3,489 3,398 5,149 7,480 7,833 10,010 Non-cash interest expense - - - 2,972 4,643 4,840 5,222 Impairment of intangibles - - - - - - 1,087 Changes in operating assets and liabilities Accounts receivable 20,845 (20,772) (14,366) 1,180 (23,691) (14,848) (17,618) Inventories 41,095 (59,062) (78,683) 41,696 6,260 3,116 10,162 Prepaid expenses and other (1,570) 3,024 (162) 736 (3,893) (571) 1,786 Accounts payable and accrued liabilities (22,666) 45,251 56,968 (48,777) 18,082 (26,787) (12,243) Other, net 420 650 386 (3,046) 2,805 1,665 1,342 Net cash (used in) provided by operating activities (6,979)$ (30,307)$ (1,167)$ 76,017$ 128,669$ 92,635$ 131,795$ Cash flows from investing activities Capital expenditures (981) (1,782) (7,264) (14,916) (18,352) (19,957) (20,847) Acquisition, net of cash acquired - - - (364,012) (15,985) - - Proceeds from the sale of property, plant and equipment 300 1,813 17 607 305 87 13,203 Other - - - (2,500) 2,500 4,113 - Net cash (used in) provided by investing activities (681)$ 31$ (7,247)$ (380,821)$ (31,532)$ (15,757)$ (7,644)$ Cash flows from financing activities Proceeds from issuance of common stock, net of expenses - 71,948 (155) - - - - Proceeds from exercise of stock options - 504 538 354 600 1,921 2,012 Borrowings under revolving credit facilities 276,853 712,491 848,705 206,015 1,166 806 1,134 Payments under revolving credit facilities (328,424) (685,928) (838,705) (271,015) (1,166) (806) (1,134) Principal payments under capital lease obligations (334) (352) (671) (1,629) (1,700) (1,898) (4,201) Principal payments under term loan credit facility - - - (2,250) (62,827) (42,078) (194,291) Principal payments under industrial revenue bond - - - - (381) (475) (496) Stock repurchase (35) (384) (533) (564) (35) (1,497) (61,757) Proceeds from issuance of convertible senior notes - - - 145,500 - - - Proceeds from issuance of term loan credit facility, net of issuance costs - - - 292,500 - - 192,845 Convertible notes repurchase - - - - - - (22,936) Proceeds from issuance of preferred stock and warrant 35,000 - - - - - - Payments under redemption of preferred stock - (47,791) - - - - - (1,420) - (1,989) (5,134) (981) - (2,587) - - - 2,500 - - - (2,638) (120) - - - - - Net cash (used in) provided by financing activities (20,998)$ 50,368$ 7,190$ 366,277$ (65,324)$ (44,027)$ (91,411)$ Net (decrease) increase in cash and cash equivalents (28,658)$ 20,092$ (1,224)$ 61,473$ 31,813$ 32,851$ 32,740$ Cash and cash equivalents at beginning of period 29,766 1,108 21,200 19,976 81,449 113,262 146,113 Cash and cash equivalents at end of period 1,108$ 21,200$ 19,976$ 81,449$ 113,262$ 146,113$ 178,853$ Preferred stock issuance costs paid Debt amendment and issuance costs paid Proceeds from issuance of industrial revenue bond

47 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Di fferences may exist in the calculation of Operating EBITDA due to rounding. 2009 2010 2011 2012 2013 2014 2015 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 46.5$ 60.9$ 104.3$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 31.1 37.5 59.0 Increase in fair value of warrant 33.4 121.6 - - - - - Interest expense 4.4 4.1 4.1 21.7 26.3 22.2 19.5 Depreciation and amortization 19.6 16.9 15.6 25.6 38.3 38.8 38.0 Stock-based compensation 3.4 3.5 3.4 5.2 7.5 7.8 10.0 Acquisition expenses - - - 17.3 0.9 - - Impairment of intangibles - - - - - - 1.1 Other non-operating expense (income) 0.9 0.7 0.5 0.2 (0.7) 1.8 (2.5) Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 149.9$ 169.0$ 229.5$ % of sales -12.8% 0.8% 3.3% 8.1% 9.2% 9.1% 11.3%

Reconciliation of Non-GAAP Measures

	Twelve Months Ended December 31,									
	2011		2012		2013		2014		2015	
	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share
Net Income	$ 15,042	$ 0.22	$ 105,631	$ 1.54	$ 46,529	$ 0.67	$ 60,930	$ 0.86	$ 104,289	$ 1.50
Adjustments:										
Income tax benefit, net	-	-	(58,991)	(0.86)	-	-	-	-	-	-
Impact of acquired profit in inventories and short term intangible amortization	-	-	3,800	0.06	-	-	-	-	-	-
Acquisition expenses, net of taxes	-	-	14,409	0.21	529	0.01	-	-	-	-
Revaluation of net deferred income tax assets due to changes in statutory tax rates	-	-	-	-	-	-	1,041	0.01	-	-
Branch Transactions, net of taxes[a]	-	-					365	0.01	(5,274)	(0.07)
Impairment of intangibles, net of taxes	-	-	-	-	-	-	-	-	726	0.01
Loss on debt extinguishment, net of taxes	668	0.01	-	-	1,132	0.02	625	0.01	3,651	0.05
Adjusted earnings	$ 15,710	$ 0.23	$ 64,849	$ 0.95	$ 48,190	$ 0.70	$ 62,961	$ 0.89	$ 103,392	$ 1.49
Weighted Average # of Diluted Shares O/S	68,148		68,564		69,081		71,063		69,368	

a.) Branch Transactions are comprised of the sale of assets for three West Coast Retail branches in 2014 and the real estate associated with the three West Coast Retail branches in 2015

Note: This table reconciles annual net income for the periods presented to the non-GAAP measure of adjusted earnings and adjusted earnings per share. Differences may exist in the calculation of adjusted earnings per share due to rounding.

WABASH NATIONAL
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POTENTIAL DILUTIVE IMPACT OF SENIOR CONVERTIBLE NOTES

Table below illustrates the potential dilutive shares that would be included in the calculation of the Company's reported earnings per share in a future period assuming various hypothetical quarterly average market prices for the Company's stock (NYSE: WNC). The table should only be considered for illustrative purposes and does not represent the Company's estimates for future stock performances.

(UNAUDITED)

Hypothetical Quarterly Average Share Price (NYSE: WNC) [1]	Potential Incremental Shares for Diluted EPS (in 000s shares) [2]
$ 12.00	202
$ 12.50	521
$ 13.00	816
$ 13.50	1,089
$ 14.00	1,343
$ 14.50	1,579
$ 15.00	1,799
$ 15.50	2,005
$ 16.00	2,198
$ 16.50	2,380
$ 17.00	2,551
$ 17.50	2,712
$ 18.00	2,864
$ 18.50	3,008
$ 19.00	3,144
$ 19.50	3,273
$ 20.00	3,396
$ 20.50	3,513
$ 21.00	3,624
$ 21.50	3,730
$ 22.00	3,832
$ 22.50	3,929
$ 23.00	4,021
$ 23.50	4,110
$ 24.00	4,195

Background Information:

- In April 2012, the Company issued Convertible Senior Notes due 2018 with a principal amount of $150 million principal and bear interest at a rate of 3.375% annually
- As of First Quarter 2016, there is now approximately $96 million principal outstanding
- Initial conversion rate of 85.4372 shares of common stock per $1,000 in principal amount which is equal to a conversion price of approximately $11.70 per share
- The Senior Notes will have a dilutive effect on earnings per share to extent average quarterly share price exceeds the conversion price
- The Company's intent is to settle conversions through a net share settlement which involves repayment of cash for the principal amount and delivery of shares of common stock for any excess of conversion value over principal amount

Notes:

(1) The share prices listed in this table are for illustrative purposes only. Dilution will continue beyond $24.00 per share.

(2) This represents the number of shares to be used for calculating diluted earnings per share in accordance with generally accepted accounting principals.

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